Ensign Investors Value Fund
Semiannual Report
June 30, 2000

The year 2000 has been very good for Ensign Investors, Inc. I am pleased to announce the Fund's net asset value per share increased by 10.3% percent through June 30, 2000 and stood at $1.31, up from $1.19 at December 31, 1999. During this same period the Dow Jones Industrial Average was down 9.1% and the S&P 500 Index was down 1.0%.

Even more exciting is the Fund's performance over the last 18 months. The average annual total return for the Fund in this period was 13.90% compared to 13.01% for the S&P 500. What this means is that $1,000 invested in the Fund on December 31, 1998 would have grown to $1,218 by June 30, 2000 while the same amount invested in the S&P 500 would have increased to $1,204.

At June 30, 2000 approximately 99 percent of the Fund's assets were invested in equities.

Enclosed is the company's report for the first six months of 2000.

Market Conditions

After spectacular performances by the Dow Jones Industrial Average, the S&P 500 Index and the NASDAQ for the last three years, the equity markets have taken a breather in 2000.

The decline is at least in part the result of interest rate tightening by the Federal Reserve. The Fed believes rapid economic growth leads to inflation and is attempting to slow growth without sending the economy into a significant decline. It's still too early to declare success, but thus far economic growth has slowed without stalling. This should be good for the market, but we may not have the major indexes increasing by 20% to 35% a year going forward.

For the past year or two an exceptionally high premium has been placed on companies dealing with the Internet or using the Internet to do business. The appeal of these companies is centered on hopes of tremendous price appreciation over short periods of time. However, many of the Internet and so called ".com" companies have declined significantly in value in 2000. Reality has set in for many investors who now realize many of these new startups will not survive.

Overall the economy continues to grow, albeit at a slower pace, the transition in our economy and society as a result of technological advances continues at a significant pace, and strong well-managed companies in many sectors of the economy continue to make solid advances.

Ensign Investors Value Fund

The Fund's investment objectives exclude it from investing in market fads or speculative high-risk ventures. The Fund's objectives guide the Fund to invest in mid- to large-size companies that have the potential for growth and that are valued at the lower end of their historical trading parameters.

This is a great time to be investing. We will continue to invest in well-established companies with great prospects for the future. We believe the rewards for long-term investing are significant.

Sincerely,



Stanley M. Wells
President

Ensign Investors Value Fund's charter establishes an investment strategy of long-term capital appreciation through investments in mid- to large-capitalization stocks. Dividend income is a secondary objective of the fund; however, the payment of large dividends in relation to a company's earnings is not a consideration. Management considers the payment of dividends by a company as an indication that the company has reached a certain level of maturity in its growth and as an indication of the company's confidence in its ability to continue to generate sales and earnings.

ENSIGN INVESTORS VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES  (Unaudited) At June 30, 2000

Assets

Investment securities, at value                               $638,040
Interest bearing money market accounts                           6,205
Interest receivable                                                 69
                                                               _______
Total assets, at value                                         644,314


Liabilities

Accrued management fee (Note 2)                                    512
Other liabilities                                                  150
                                                               _______
Total liabilities                                                  662


Net Assets Applicable to Outstanding Shares                   $643,652

Capital Shares, $0.10 par value
Authorized                                                 500,000,000
Outstanding (rounded to the nearest share)                     491,163
Net Asset Value Per Share                                      $1.3105

Net Assets Consist of:
Capital (par value and paid-in surplus)                        514,583
Undistributed net investment income                             -1,225
Net unrealized appreciation (depreciation)                     153,490
Net realized investment gain on investments                    -23,196
                                                              ________
                                                              $643,652

STATEMENT OF INCOME AND EXPENSES
Six months ended June 30, 2000
Investment Income:

Interest                                                           395
Dividend                                                         2,523
                                                               _______
Total Income                                                     2,918
Expenses:
 Management fees (note 2)                                        3,203
Other Expenses                                                     940
                                                               _______
Total expenses                                                   4,143
                                                               _______
Net investment income                                           -1,225
                                                               _______
Realized and Unrealized Gain on Investments
Net realized gain during the period on investments             -23,196
Net unrealized appreciation (depreciation) on investments       84,500
                                                               _______
Net Increase in Net Assets Resulting from Operations           $60,079
                                                               _______


STATEMENT OF CHANGES IN NET ASSETS
Six months ended June 30, 2000

Increase (Decrease) in Net Assets From Operations
Net investment income                                        $  -1,225
Net realized gain on investments                               -23,196
Net unrealized appreciation on investments                      84,500
                                                              ________
Net increase in net assets resulting from operation             60,079

Distributions to Shareholders                                        0

Capital Share Transactions
Proceeds from shares sold                                       12,275
Payments for shares redeemed                                     1,000
                                                              ________
Net Increase in Net Asset                                       71,354

Net Assets
Beginning of period                                            572,298
End of Period                                                  643,652
                                                              ________
Undistributed net investment income                             -1,225

Transactions in shares of the Fund:

Sold (rounded to nearest share)                                 10,016
Redeemed                                                           815
Net increase                                                     9,201


SECURITIES PORTFOLIO
                                                 % of Assets   6/30/99
Medical/Dental Supplies:  8.9%
   Biotechnology General Corp.                        0.6        3,956
   Medtronic, Inc.                                    1.5        9,963
   St. Jude Medical, Inc.                             1.4        9,175
   Stryker Corp.                                      5.4       35,000
Telecommunication:  22.0%
   L.M. Ericsson Telephone Co.                        7.5       48,000
   JDS Uniphase Corp.                                 3.7       23,975
   Lucent Technologies, Inc.                          0.9        5,925
   Motorola, Inc.                                     3.2       20,344
   Texas Instruments, Inc.                            2.1       13,737
    WorldCom, Inc.                                    4.6       29,819
Pharmaceutical:  10.7%
   Bristol Meyers Squibb                              1.8       11,656
   Pfizer, Inc.                                       2.2       14,409
   Schering-Plough Corp.                              1.6       10,100
    SmithKline Beecham                                5.1       32,594
Hi-Tech:  41.3%
   Applied Materials Corp.                            2.8       18,125
   BMC Software, Inc.                                 2.8       18,234
   Cisco Systems, Inc.                                2.0       12,712
   Dell Computer Corp.                                5.4       34,519
   EMC Corp.                                          4.8       30,775
   Intel Corp.                                        8.3       53,475
   Linear Technology Corp.                            2.0       12,787
   LSI Logic, Corp.                                   1.7       10,825
   Microsoft Corp.                                    5.0       32,000
   Novell, Inc.                                       0.7        4,625
   Oracle                                             2.6       16,812
   Synopsys, Inc.                                     3.2       20,738
Financial Services: 2.3%
   Charles Schwab Corp.                               0.8        5,044
   Comdisco, Inc.                                     1.0        6,694
   Knight TradingCorp.                                0.5        2,981
Business Information Services: 4.4%
   Robert Half International                          4.4       28,500
Regional Banks:  4.3%
    Zions Bancorporation                              4.3       27,525
Scientific and Technical Instruments: 4.3%
  American Power Conversion Corp.                     3.2       20,406
Food Distribution Services: 3.2%
   Sysco Corp.                                        2.0       12,609
Temporary Investments and Cash:  1.0%                 1.0        6,174
                                                              ________
Total Securities Held:  100%                        100.0      644,213


1. 	Summary of Significant Accounting Policies

Organization
The Company was incorporated on August 29, 1996 under the laws of the State of Utah and on December 2, 1998 was registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Securities Valuation
The value of securities traded on any national exchange has been determined at their last sales price on the month end date. Investments are stated at value based on latest quoted market prices or at fair value as determined by the Board of Directors.

Federal Income Taxes
The Company's intention is to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.

Cash and Cash Equivalents
The Company considers all nongovernment debt instruments of nine months or less to be cash or cash equivalents.

Other
As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Concentration of Credit
The Company is a diversified open-end management company (Mutual Fund) investing in common stocks, preferred stock, and securities convertible into common stocks. The fund's value is subject to fluctuations based on market conditions, interest rates, and other economic, business, and political news.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect certain reported amounts and disclosures.
Accordingly, actual results may differ from those estimates.

2. Management and Advisory Fees with Related Parties
The Company has contracts with Wells Investment Services, Inc. wherein Wells Investment Services, Inc. acts as an investment advisor to the Company.

Under the Advisory and Service Contract, the Company pays the advisor a monthly fee computed on the average daily net assets of the Fund at the annual rate of 1.0% of the average daily net assets of the Fund up to $50 million, plus 0.75% of the next $450 million, and 0.5% of the excess over $500 million. The fee will be calculated daily and paid at the end of each month after services have been rendered. The Advisor has voluntarily agreed to limit total expenses to 1.5 percent of the Company's average net assets computed on a daily basis.

3. Financial Instruments
None of the Company's financial instruments are held for trading purposes. The Company estimates that the fair value of all financial instruments at June 30, 2000 does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.